Exhibit 17(c)
SCAN TO VIEW MATERIALS & VOTE ▷ PORTMAN RIDGE FINANCE CORPORATION 650 MADISON AVENUE, 3RD FLOOR NEW YORK, NY 10022 VOTE BY INTERNET Before The Meeting - Go www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PTMN2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it before 5:00 p.m. Eastern Time the day before the meeting to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67571-S11987 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PORTMAN RIDGE FINANCE CORPORATION The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1.To approve the issuance of shares of common stock, par value $0.01 per share, of Portman Ridge Finance Corporation ("PTMN") pursuant to the merger of Portman Ridge Merger Sub, Inc., a Maryland corporation and a direct wholly-owned subsidiary of PTMN, with and into Logan Ridge Finance Corporation, a Maryland corporation ("LRFC"), with LRFC continuing as the surviving company and as a wholly-owned subsidiary of PTMN, in accordance with the NASDAQ Global Select Market listing rule requirements. 2. To approve one or more adjournments of the Special Meeting of Stockholders if necessary to solicit additional proxies in favor of Proposal 1 if there are insufficient votes at the time of the Special Meeting of Stockholders to approve Proposal 1. THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders: The Notice and Proxy Statement is available at www.proxyvote.com. V67572-S11987

PORTMAN RIDGE FINANCE CORPORATION Special Meeting of Stockholders [ ], 2025 [] This proxy is solicited by the Board of Directors The undersigned stockholder of Portman Ridge Finance Corporation hereby appoints Brandon Satoren and David Held, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of Portman Ridge Finance Corporation to be held on [ ], 2025 at [ ] Eastern Time, virtually at www.virtualshareholdermeeting.com/PTMN2025SM, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders, and the accompanying Joint Proxy Statement/Prospectus, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Board of Directors of Portman Ridge Finance Corporation. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Stockholders or any adjournments or postponements thereof in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein. Continued and to be signed on reverse side